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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 3, 1997

                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                     0-15022                    14-1681606
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



195 LAKE LOUISE MARIE ROAD, ROCK HILL, NEW YORK                    12775-8000
  (Address of principal executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (914) 796-2100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                Page 1 of 5 Pages



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 3, 1996, Frontier Insurance Group, Inc. ("Registrant"), acquired all of the issued and outstanding capital stock of Lyndon Property Insurance Company (the direct or indirect parent company of Gulfco Life Insurance Company, Lyndon Life Insurance Company, Lyndon-DFS Warranty Services, Inc., Lyndon General Agency of Texas, Inc., Twin Mercury Life Insurance Company and Lyndon Southern Insurance Company and, together with such subsidiaries, "Lyndon") from Mercury Finance Company ("Mercury"), a publicly traded Delaware corporation, for $92,000,000, pursuant to a stock purchase agreement dated March 28, 1997. The $92,000,000 purchase price was negotiated by the parties following a bidding process conducted by Mercury and supervised by Salomon Brothers, Inc., Mercury's investment banker with respect to the sale of Lyndon. $62,000,000 of the $92,000,000 purchase price was provided by funds drawn from a credit facility obtained by Registrant on June 3, 1997 (see "Item 5. Other Events" below) and the balance from Registrant's internal funds.

          Lyndon specializes in financial and specialty niche markets and provides insurance programs for credit-related insurance, residual value, extended service contracts, and collateral protection coverages. Lyndon's operations will remain headquartered in St. Louis, Missouri, under the direction of Roland Anderson, its Chief Executive Officer.


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ITEM 5.   ACQUISITION OR DISPOSITION OF ASSETS.

          On June 3, 1997, Registrant obtained a five-year $100,000,000 revolving loan credit facility from Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, from which it borrowed $62,000,000 at an initial floating interest rate of 6.14%, based upon Eurodollar interest rates, payable quarterly, to fund a portion of the $92,000,000 purchase price for Lyndon (see "Item 2. Acquisition or Disposition of Assets" above).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

          It is impracticable to provide the required financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed as soon as practicable, but no later than 60 days following the date this Form 8-K is required to be filed.

          (b) Pro Forma Financial Information.

          It is impracticable to provide the required pro forma financial information for the acquired business at the date of filing of this Form 8-K. Such pro forma financial information will be filed as soon as practicable, but no later than 60 days following the date this Form 8-K is required to be filed.

          (c) Exhibits.

          10.15(a) Stock Purchase Agreement dated March 28, 1997 between Mercury
                   Finance Company and Registrant.

          10.15(b) First  Amendment to Stock  Purchase  Agreement  dated May 29,
                   1997.

          10.15(c) Second  Amendment to Stock Purchase  Agreement  dated June 3,
                   1997.

          10.16 Credit Agreement dated June 3, 1997 between Registrant and Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, individually and as administrative agent.


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                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRONTIER INSURANCE GROUP, INC.
                                        (Registrant)

                                         By: /s/ Mark H. Mishler
                                             --------------------------------
                                             Mark H. Mishler
                                         Vice President/Chief Financial Officer
                                         (Principal Financial and Accounting
                                         Officer and Duly Authorized Officer)

Dated:  June 17, 1997


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                                  EXHIBIT INDEX

     Exhibit

     10.15(a)  Stock Purchase Agreement dated March 28,
               1997 between Mercury Finance Company and
               Frontier Insurance Group, Inc.

     10.15(b) First Amendment to Stock Purchase Agreement dated May 29, 1997.

     10.15(c) Second Amendment to Stock Purchase Agreement dated June 3, 1997.

     10.16 Credit Agreement dated June 3, 1997 between Frontier Insurance Group, Inc. and Deutsche Bank AG, New
               York Branch and/or Cayman Islands Branch, individually

               and as administrative agent.


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